SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 11, 2004





                                SUN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       New Jersey                        0-20957                52-1382541
-----------------------------       -----------------        ----------------
(State or other jurisdiction          (SEC File No.)           (IRS Employer
     of incorporation)                                        Identification
                                                                  Number)


226 Landis Avenue, Vineland, New Jersey                           08360
---------------------------------------                        -----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         A copy of the press  release  issued  June 11,  2004 by the  Registrant announcing the results of the 2004 annual meeting of stockholders of the Registrant, including the approval by stockholders of the Registrant's acquisition of Community Bancorp of New Jersey, is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

         (c) Exhibits:

             Exhibit 99 - Press Release dated June 11, 2004
             ----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SUN BANCORP, INC.



Date: June 14, 2004                   By: /s/Dan A. Chila
                                          --------------------------------
                                          Dan A. Chila
                                          Executive Vice President and
                                          Chief Financial Officer